Principal Funds, Inc.
Supplement dated July 29, 2022
to the Prospectus dated March 1, 2022
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR DIVERSIFIED INCOME FUND
Delete the Principal Investment Strategies section, and replace with the following:
The Fund generally invests a majority of its assets in fixed income securities, such as investment-grade corporate bonds, high yield bonds (also known as “junk” bonds), preferred securities, commercial mortgage-backed securities, and emerging market debt securities, in an effort to provide incremental yields over a portfolio of government securities. Such securities include instruments with variable or floating interest rates. The fixed income portion of the Fund is not managed to a particular maturity or duration. The Fund invests in foreign, including emerging market, securities. The Fund uses derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
In managing the Fund, Principal Global Investors, LLC (“PGI,” the Fund’s investment advisor), determines the Fund's strategic asset allocation among the general investment categories listed below, which are executed by PGI and multiple sub-advisors. Those selecting investments for the Fund seek to provide yield by focusing on securities that offer the best potential for yield, taking risk into consideration, within their respective investment categories. Some strategies use active management, others use passive (index) or enhanced index strategies, and some use a combination of active and passive strategies. PGI has considerable latitude in allocating the Fund's assets. The Fund uses strategies and sub-advisors to varying degrees and may change allocations, add new or eliminate existing strategies and sub-advisors, and temporarily or permanently reduce allocations from time to time such that the Fund would have little or no assets allocated to a particular strategy or sub-advisor.
•Investment grade corporate securities, which are rated at the time of purchase Baa3 or higher by Moody’s Investors Service (“Moody’s”) or BBB- or higher by S&P Global Ratings (“S&P Global”).
•High yield and other income-producing securities, including bank loans and corporate bonds. “High yield” securities are below investment grade securities (sometimes called “junk”) which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P Global. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative with respect to the issuer's ability to pay interest and to repay principal. This portion of the Fund also invests in currency forwards and currency options to hedge currency risk.
•Preferred securities, focusing primarily on the financial services and utility industries.
•Diversified portfolio of fixed income securities, including those issued by governments and their agencies and corporate entities in emerging markets. This portion of the Fund also invests in interest rate swaps or Treasury futures to manage fixed income exposure; credit default swaps to increase or decrease in an efficient manner exposures to certain sectors or individual issuers; total return swaps to increase or decrease in an efficient manner exposures to certain sectors; and currency forwards and currency options to hedge currency risk and express views on the direction of currency.
•Securitized products such as asset-backed securities and mortgage-based securities, including commercial mortgage-backed securities, which are bonds secured by first mortgages on commercial real estate.

In the Principal Risks section, delete the Equity Securities Risk, including Smaller Companies Risk and Value Style Risk, Real Estate Investment Trusts (“REITs”) Risk, and the Real Estate Securities Risk.

SUMMARY FOR SMALLCAP VALUE FUND II
On or about August 10, 2022, in the Sub-Advisors section, delete the reference to Los Angeles Capital Management LLC.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
In the Investment Strategies and Risks Table, for Diversified Income Fund, change the following rows to Non-Principal:
Equity Securities
Equity Securities – Smaller Companies
Equity Securities – Value Style
Real Estate Investment Trusts (“REITs”)
Real Estate Securities
Under the Inverse Floating Rate Investments section, delete the last sentence.
Under the Leverage section, delete the last two sentences and replace with the following:
Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired.
Under the Short Sales section, delete the first paragraph and replace with the following:
A fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution) with the hope of purchasing the same security at a later date at a lower price. A fund may also take a short position in a derivative instrument, such as a future, forward or swap. If the market price of the security or derivatives increases, the fund will suffer a (potentially unlimited) loss when it replaces the security or derivative at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a fund replaces a borrowed security, it is required to post collateral to cover the fund’s short position, marking the collateral to market daily. This obligation limits a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential fund gains and increase potential fund losses.

MANAGEMENT OF THE FUNDS
In The Manager and Advisor section, under Advisor: Principal Global Investors, LLC, delete the row for Diversified Income and replace with the following:
•Diversified Income (emerging market debt, with services provided by Finisterre, a specialized boutique of PGI; and one or more strategies that seek to track the performance of an index related to a particular sector or asset class)

On or about August 10, 2022, under The Sub-Advisors, in the Sub-Advisor: Los Angeles Capital Management LLC section, delete the Fund(s) line and replace with the following:

Fund(s):	a portion of MidCap Value I
Under The Sub-Advisors, in the Sub-Advisor: Principal Real Estate Investors, LLC section, delete the Fund(s) line and replace with the following:

Fund(s):	Global Real Estate Securities, Real Estate Securities, and a portion of Diversified Income (CMBS strategy)

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